UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 8, 2012

SEARCHLIGHT MINERALS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the Annual Meeting of Stockholders of Searchlight Minerals Corp. (the “Company”), held on May 8, 2012, the Company’s stockholders approved amendments to the Company’s 2009 Stock Incentive Award Plan and 2009 Equity Incentive Plan for Directors. The amendments to these plans were approved by the Company’s Board of Directors, subject to the approval of the Company’s stockholders, and became effective with such stockholder approval on May 8, 2012. The plans have been amended, as follows:

•	to increase the number of shares of common stock reserved for issuance under the 2009 Stock Incentive Award Plan from 3,250,000 shares to 7,250,000 shares, and

•	to increase the number of shares of our common stock reserved for issuance under the 2009 Equity Incentive Plan for Directors from 750,000 shares to 2,750,000 shares.

A more complete description of the terms of these plans and the amendments thereto can be found in:

•	“Proposal 3 - Approval of an Amendment to Our 2009 Incentive Plan to Increase the Number of Shares of Our Common Stock Reserved for Issuance Thereunder from 3,250,000 Shares to 7,250,000 Shares,” and

•	“Proposal 4 - Approval of an Amendment to Our 2009 Directors Plan to Increase the Number of Shares of Our Common Stock Reserved for Issuance Thereunder from 750,000 Shares to 2,750,000 Shares,”

in the Company’ Definitive Proxy Statement, dated March 22, 2012, and filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2012, which descriptions are incorporated by reference herein. The foregoing descriptions and the descriptions incorporated by reference from the Company’s Definitive Proxy Statement are qualified in their entirety by reference to the 2009 Stock Incentive Award Plan and the 2009 Equity Incentive Plan for Directors, copies of which are filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on December 17, 2009.

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ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s Annual Meeting of Stockholders was held on May 8, 2012. The total number of shares of the Company’s common stock issued, outstanding, and entitled to vote at the meeting was 131,018,318 shares, of which 101,613,464 were present at the meeting either in person or by proxy. The results of the votes for the following proposals were as follows:

Proposal 1: To elect two directors assigned to Class III of the Company’s Board of Directors. The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting, and were elected at the Annual Meeting for three year terms expiring at the 2014 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

Nominee	For	Against or Withheld	Abstained	Broker Non Votes
Martin B. Oring	50,143,971	2,909,440	0	48,560,053
Robert D. McDougal	44,037,805	9,015,606	0	48,560,053

Proposal 2: To vote upon an amendment of the Company’s Articles of Incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

For	Against	Abstained	Broker Non Votes
49,149,020	3,668,547	235,844	48,560,053

Proposal 3: To vote upon an amendment to the Company’s 2009 Stock Incentive Award Plan to increase the number of shares of the Company’s common stock reserved for issuance thereunder from 3,250,000 shares to 7,250,000 shares.

For	Against	Abstained	Broker Non-Votes
48,593,423	4,212,044	247,944	48,560,053

Proposal 4: To vote upon an amendment to the Company’s 2009 Equity Incentive Plan for Directors to increase the number of shares of the Company’s common stock reserved for issuance thereunder from 750,000 shares to 2,750,000 shares.

For	Against	Abstained	Broker Non-Votes
45,860,990	6,940,477	251,944	48,560,053

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Proposal 5: To provide a non-binding advisory vote approving the Company’s executive compensation program.

For	Against	Abstained	Broker Non-Votes
48,748,887	3,922,296	382,228	48,560,053

Proposal 6: To provide a non-binding advisory vote on the proposed timeline for seeking executive compensation advisory votes in the future.

Three Years	Two Years	One Year	Abstained	Broker Non-Votes
42,145,645	3,044,757	6,882,210	980,799	48,560,053

Proposal 7: To ratify the appointment of Brown Armstrong Accountancy Corporation as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

For	Against	Abstained	Broker Non-Votes
98,271,545	2,512,416	829,503	0

Proposals 3, 4, 5 and 7 were adopted at the Annual Meeting by the vote of the stockholders. Proposal 2 was not adopted because the proposal required the approval of the majority of the issued and outstanding shares. With respect to Proposal 6, the stockholders voted in favor of a three-year timeline for seeking executive compensation advisory votes in the future.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 11, 2012

SEARCHLIGHT MINERALS CORP.

By:	/s/Martin B. Oring
Martin B. Oring
President

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